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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 14, 2003

                            SEVEN SEAS PETROLEUM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
        CAYMAN ISLANDS                             0-22483                              73-468669
(STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)
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                           5555 SAN FELIPE, SUITE 1700
                              HOUSTON, TEXAS 77056
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)


                                 (713) 622-8218
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     (b) The following information is being furnished in connection with the order confirming the Second Amended Plan of Reorganization (the "Plan") of Seven Seas Petroleum Inc. (the "Company") dated August 2, 2003.

          (1) The order confirming the Plan was signed by the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the "Court").

          (2) The Court signed the order confirming the Plan on August 4, 2003. In accordance with Bankruptcy Rule 9006(a), the Effective Date of the Plan was August 14, 2003.

          The order confirming the Plan is attached as Exhibit 2.2 to this Form 8-K

          (3) The following is a fair summarization of the material features of the Plan, the terms of which are incorporated by reference into this Form 8-K. To the extent, if any, that this summary conflicts with the terms of the Plan, the terms of the Plan shall control. Capitalized terms used in this summary and not defined herein are given the meaning attributed to them in the Plan, which is attached as Exhibit 2.1 to this Form 8-K.

     The Plan implements a compromise and settlement between the Trustee and on behalf of the Estate and the Collateral Agent for the benefit of the Secured Lenders. The compromise and settlement provides that the Secured Lenders shall have an Allowed Secured Claim in an aggregate amount equal to $45 million in principal plus accrued and accruing interest, fees and expenses, including fees and expenses of counsel. The Allowed Secured Claims of the Secured Lenders shall be paid pursuant to the terms set forth in Section 4.2 of the Plan. The Secured Lenders shall retain their existing liens and security interests in their collateral. The compromise and settlement further provides that Chesapeake, as the Collateral Agent for the benefit of the Secured Lenders, shall receive the Initial Payment in the amount of $8,750,000 to be distributed to the Secured Lenders on the Effective Date of the Plan. This amount was paid in full on the Effective Date of the Plan. All Cash remaining after the Initial Payment exclusive of Cash received from proceeds held back from the sale of certain assets of the estate (the "Holdback Proceeds") described later herein or certain other assets (the "Contingent Assets") also further described herein remained in accounts of the Company and the Subsidiaries and was utilized to fund the actual expenses of the Company and the Subsidiaries through the Effective Date.

     On the Effective Date, Cash from the Expense Savings and the Holdback Proceeds were distributed to the Collateral Agent for the benefit of the Secured Lenders and the parties designated to receive distributions on behalf of various creditor constituencies ("Plan Designees") pursuant to the Expense Savings Sharing Ratio and the Holdback Proceeds Sharing Ratio, respectively. All distributions to the Plan Designees (whether made on the Effective Date or otherwise) were and shall be made in the order of absolute priority in accordance with the provisions of the Bankruptcy Code. Cash from the Contingent Expense Savings realized by the Reorganized Company after the Effective Date shall be distributed to the Collateral Agent and the Plan Designees within five
(5) business days after receipt of such Cash pursuant to the Expense Savings Sharing Ratio. Additionally, Cash from the Contingent Assets shall be distributed to the Collateral Agent for the benefit of the Secured Lenders and the Plan Designees pursuant to certain ratios known as the Contingent Asset Sharing Ratios. The Plan constitutes a motion, as permitted pursuant to section 1123(a)(5)(E) and (b)(3)(A) of the Bankruptcy Code and Rule 9019 of the Bankruptcy Rules, for the approval of this compromise and settlement.

     The Trustee was responsible for making the Initial Payment and the other payments to be made on the Effective Date to the other parties then entitled. Upon the payment of the Initial Payment, the

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payments from the Expense Savings and the Holdback Proceeds, and the other
Effective Date disbursements to parties then entitled thereto, the Trustee was discharged from his duties and responsibilities herein. The Trustee is now Sole Officer of the Reorganized Company, having the exclusive executive authority for the Reorganized Company. The Reorganized Company's initial board of directors (the "Board") is composed of (i) the Sole Officer, who serves as Chairman of the Board of Directors, and (ii) three directors designated by the Secured Lenders holding 66-2/3% in aggregate amount of the Chesapeake Note and the Senior Notes and (iii) the one director designated by the majority vote of the Committee. If, as and when the Secured Lenders have been repaid an amount equal to 75% of their Allowed Claims, the Board shall be reconstituted to consist of (i) the Sole Officer, who shall serve as Chairman of the Board of Directors, (ii) two directors designated by the Secured Lenders holding 66-2/3% of the aggregate amount of the Chesapeake Note and the Senior Notes and (iii) the director then serving as designated by majority vote of the Committee and one director designated by the Unsecured Noteholders holding 66-2/3% of the aggregate amount of the Unsecured Notes. If, as and when the Secured Lenders have been repaid an amount equal to 100% of their Allowed Claims, the Board members designated by the Secured Lenders shall tender their resignations, and the Board shall be reconstituted such that it will be composed of (i) the Sole Officer and (ii) the Board members then serving as the representatives of the unsecured creditors.

     Administrative Claims were paid in full on the Effective Date to the extent allowed by final or interim order of the Court. Those Administrative claims not paid as such were or shall be paid upon such other less favorable terms as the Reorganized Company and any such holder of such a claim may agree.

     Priority Tax Claims will be paid either in full or in quarterly payments over the six (6)-year period following assessment of the tax, together with interest thereon at the Plan Rate. The holders of Priority Tax Claims shall retain the security for their claims until paid in full. The Trustee is not aware of any Priority Tax Claims.

     The Plan provides for the payment in full of Class 1 Priority Non-Tax
Claims.

     The holders of the Class 2 Allowed Secured Claims shall receive a Pro Rata Share of Cash from: (i) the Initial Payment; (ii) the Expense Savings and the Contingent Expense Savings to be distributed to the Collateral Agent pursuant to the Expense Savings Sharing Ratio; (iii) the Holdback Proceeds to be distributed to the Collateral Agent pursuant to the Holdback Proceeds Sharing Ratio; and
(iv) the Contingent Assets to be distributed to the Collateral Agent pursuant to the Contingent Assets Sharing Ratio, until the Allowed Secured Claim is paid in full with accrued interest.

     The holders of Class 3 Allowed Unsecured Claims shall receive a Pro Rata Share of Cash from: (i) the Expense Savings and the Contingent Expense Savings to be distributed to the Plan Designees pursuant to the Expense Savings Sharing Ratio; (iii) the Holdback Proceeds to be distributed to the Plan Designees pursuant to the Holdback Sharing Ratio; and (iv) the Contingent Assets to be distributed to the Plan Designees pursuant to the Contingent Assets Sharing Ratios, until the Allowed Unsecured Claims are paid in full with accrued interest.

     Class 4 Equity Interests shall retain their Interests in the Reorganized Company. All remaining property of the Company's bankruptcy estate, including Cash remaining from the Contingent Assets after the payment in full of Allowed Claims with accrued interest, shall vest in the Reorganized Company, free and clear of all liens, claims and encumbrances, except as may be provided by the Plan. The Plan does not propose to modify or supplant any federal or state laws or regulations which may be applicable to the Company.

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     After the Effective Date of the Plan, Litigation Claims shall be prosecuted or settled by the Reorganized Company.

     On the Effective Date of the Plan, the Company was discharged from all Claims except from those otherwise provided for in the Plan.

          (4) As of August 4, 2003, the date of the confirmation order, there were 37,934,855 shares of the Company issued and outstanding. No shares will be reserved for future issuance in respect of claims and interests filed and allowed under the Plan.

          (5) Information as to the assets and liabilities of the Company as of the most recent practicable date to the date that the order confirming the Plan was entered, is set forth in the Company's Bankruptcy Monthly Operating Report, filed as Exhibit 99.2 to the Company's Form 8-K dated June 30, 2003 and incorporated by reference herein as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBIT

     (c) Exhibits

     Exhibit 2.1  -  Second Amended Plan of Reorganization of Seven Seas
                     Petroleum Inc. dated August 2, 2003.

     Exhibit 2.2  -  Order Confirming the Second Amended Plan of Reorganization
                     of Seven Seas Petroleum Inc. dated August 4, 2003.

     Exhibit 99.1 -  Current Report on Form 8-K, dated June 30, 2003, reporting the Company's May 2003 Bankruptcy Monthly Operating Report, incorporated by reference to Exhibit 99.2 of the Company's Current Report on Form 8-K filed with the Securities Exchange Commission on July 17, 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SEVEN SEAS PETROLEUM INC.

Date:  August 25, 2003
                                       By:  /s/ Ben B. Floyd
                                           ------------------------------
                                            Ben B. Floyd
                                            Sole Officer



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                                INDEX TO EXHIBITS



     Exhibit 2.1  -  Second Amended Plan of Reorganization of Seven Seas
                     Petroleum Inc. dated August 2, 2003.

     Exhibit 2.2  -  Order Confirming the Second Amended Plan of Reorganization
                     of Seven Seas Petroleum Inc. dated August 4, 2003.

     Exhibit 99.1 -  Current Report on Form 8-K, dated June 30, 2003, reporting the Company's May 2003 Bankruptcy Monthly Operating Report, incorporated by reference to Exhibit 99.2 of the Company's Current Report on Form 8-K filed with the Securities Exchange Commission on July 17, 2003.